EXHIBIT 10.24

FIRST AMENDMENT
TO
THE DAVEY TREE EXPERT COMPANY
401KSOP MATCH RESTORATION PLAN

The Davey Tree Expert Company 401KSOP Match Restoration Plan, originally effective as of January 1, 2003, is hereby amended, effective as of January 1, 2008, in the following respects:

1.	Section 2.4 of the Plan is amended to provide as follows:

2.4    Payment. Payment under the Plan to an eligible Employee or his Beneficiary shall be made by the Company solely from its general assets. The match restoration benefit shall be paid in the form of a single cash payment made as soon as reasonably practicable following the eligible Employee's retirement, death, or other termination of employment; provided, however, that the payment shall be made by the end of the year in which the eligible Employee's retirement, death, or other termination of employment occurs or, if later, by the 15th day of the third calendar month following the date of the eligible Employee's retirement, death, or other termination of employment.

* * *

EXECUTED at Kent, Ohio this 7th day of December, 2007

THE DAVEY TREE EXPERT COMPANY

By:	/s/ David E. Adante
	Title:	Executive VP & CFO